SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 4, 2003

                          FINANCIAL INSTITUTIONS, INC.
                Exact Name of Registrant as Specified in Charter)

            New York                     0-26481                 16-0816610
(State or other jurisdiction of   (Commission File No.)       (I.R.S. Employer
 incorporation or organization)                              Identification No.)

  220 Liberty Street, Warsaw, New York                              14569
(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code     (585) 786-1100

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Item 5. Other Events and Regulation FD

On September 4, 2003, the Registrant's two wholly-owned national bank subsidiaries, National Bank of Geneva and Bath National Bank, each entered into Written Agreements with the Office of the Comptroller of the Currency. The text of each agreement is attached hereto as Exhibit 99.1 and Exhibit 99.2 and described in the Registrant's Press Release, dated September 4, 2003, which is attached hereto as Exhibit 99.3

Item 7. Financial Statements and Exhibits

            99.1 Text of the Agreement by and between National Bank of Geneva and the Office of the Comptroller of the Currency.

            99.2 Text of the Agreement by and between The Bath National Bank and the Office of the Comptroller of the Currency.

            99.3  Press Release dated September 4, 2003.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  FINANCIAL INSTITUTIONS, INC.
                                                         (Registrant)


September 4, 2003                                    /s/ Ronald A. Miller
-----------------                                    --------------------
     Date                                      Ronald A. Miller, Senior VP & CFO


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